Investments	12 Months Ended
Dec. 31, 2022
Disclosure Of Investments Accounted For Using Equity Method Text Block Abstract
INVESTMENTS

NOTE 6: INVESTMENTS

On December 31, 2022 and 2021, the Company holds the following investments:

	December 31, 2022	December 31, 2021
Financial assets at fair value:
Short-term investments (*)
U.S. Treasury securities	$3,444	$-
Corporate bonds – marketable investments	1,589	-
Total short-term investments	5,033	-

Long-term investments
Corporate bonds – marketable investments (*)	4,254	-
Other investments (**)	400	400
Total long-term investments	4,654	400
	$9,687	$400

(*)	Level 1 in the fair value hierarchy.

(**)	Not traded in public market and classified as level 3 in the fair value hierarchy.

Investments are accounted for as financial assets which are initially recognized at fair value and subsequently measured at fair value through other comprehensive income. Other investments generally are not traded in public markets and include Company’s holdings in private companies under a share purchase agreement and a simple agreement for future equity (SAFE), which entitle the Company to receive common stock of the issuing companies at a future date.

When observable market data is not available and insufficient recent information is available to measure fair value, the Company, in accordance with IFRS 9, uses cost as an appropriate estimate of fair value. In such circumstances, management uses judgement to assess if there are any indicators that cost might not be representative of fair value. The Company did not identify any such indicators at December 31, 2022.